                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



 Date of Report                                          NOVEMBER 12, 1996
 (Date of earliest event reported)


                             SPRING BANCORP, INC.
            (Exact name of Registrant as specified in its charter)


                                   ILLINOIS
                (State or other jurisdiction of incorporation)


         33-18492                                   37-1224470
 (Commission File Number)            (I.R.S. Employer Identification Number)



 2600 STEVENSON DRIVE, SPRINGFIELD, ILLINOIS                        62703
  (Address of principal executive offices)                       (Zip Code)



                                (217) 529-5555
             (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

On Tuesday, November 12, 1996, Spring Bancorp, Inc., an Illinois corporation (the "Company"), retained McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 1996, to replace Clifton, Gunderson LLC, the current auditors of the Company. The decision to engage McGladrey & Pullen, LLP was recommended and approved by the Company's Board of Directors following receipt of proposals from various auditing firms, at which time a determination was made that such decision would likely result in the Company receiving quality services at a lower cost with respect to its independent audit for the 1996 fiscal year.

The reports of Clifton, Gunderson LLC on the Company's consolidated financial statements for the years ended December 31, 1994 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and the report was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and December 31, 1995, and in the subsequent interim period, there were no unresolved issues, scope restrictions, unanswered questions or disagreements with Clifton, Gunderson LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Clifton, Gunderson LLC, would have caused Clifton, Gunderson LLC to make reference to the matter in their report.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and December 31, 1995, and the subsequent interim period:

     (a) Clifton, Gunderson LLC did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

     (b) Clifton, Gunderson LLC did not advise the Company that information had come to the attention of Clifton, Gunderson LLC that had led it to no longer be able to rely on the Company's management representations, or that had made Clifton, Gunderson LLC unwilling to be associated with the financial statements prepared by the Company's management;

     (c) Clifton, Gunderson LLC did not advise the Company that Clifton, Gunderson LLC would need to expand significantly the scope of its audit, or that information had come to the attention of Clifton, Gunderson LLC during such time period that if further investigated may
          (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) cause Clifton, Gunderson LLC to be unwilling to rely on the Company's management representations or be associated with the Company's consolidated financial statements; and

     (d) Clifton, Gunderson LLC did not advise the Company that information had come to the attention of Clifton, Gunderson LLC of the type described in Subparagraph (c) above, the issue not being resolved to the satisfaction of Clifton, Gunderson LLC prior to its dismissal.

The Company has requested Clifton, Gunderson LLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements, a copy of which letter will be filed as an exhibit to an amendment to this Form 8-K.

During the Company's fiscal years ended December 31, 1994 and December 31, 1995 and the subsequent period prior to engaging McGladrey & Pullen, LLP, the Company (or anyone on the Company's behalf) did not consult McGladrey & Pullen, LLP regarding:

     (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and as such no written report was provided to the Company and no oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or;

     (ii) any matter that was either the subject of disagreement or a reportable event.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits.
          --------

          (16) Letter of Clifton, Gunderson LLC regarding change in certifying accountant (to be filed by amendment).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SPRING BANCORP, INC.
                              (Registrant)



Dated:  November 14, 1996     /s/ T. Edward McEvers
                              -------------------------------------
                              T. Edward McEvers
                              Principal Financial Officer/Secretary

                                       3